Exhibit 99.1

This presentation contains forward-looking statements (within the meaning of the Private Securities Litigation Reform
Act of 1995) which involve significant risks and uncertainties. Actual results may differ materially from the results discussed in these forward-looking statements, including factors discussed in "Forward-Looking Statements" in the
Company's 2008 Annual Report on Form 10-K and Quarterly Reports on Form 10-Q, which are available at the
Securities and Exchange Commission's internet website (www.sec.gov) and to which reference is hereby made. Except as required by law, the Company assumes no obligation to update any forward-looking statements, and undue reliance should not be placed on these statements.

Forward Looking Statements

Follow-on
Common Stock
Offering

May 11, 2009

Statements in the presentation regarding Berkshire Hills Bancorp that are not historical facts are "forward-looking statements". These statements reflect management's views of future events, and involve risks and uncertainties. For a discussion of factors that could cause actual results to differ materially from expectations, see "Forward Looking
Statements" in the Prospectus Supplement and the Company's 2008 Annual Report on
Form 10-K and Quarterly Reports on Form 10-Q, which are available at the Securities and
Exchange Commission's Internet website (www.sec.gov) and to which reference is hereby made. Actual future results may differ significantly from results discussed in these forward-
looking statements, and undue reliance should not be placed on such statements. Except as required by law, the Company assumes no obligation to update any forward-looking statements.

Safe Harbor Statement

P.O. Box 1308, Pittsfield, MA 01202 — Executive Offices — 66 West Street, Pittsfield, MA 01201

Follow-on Common Stock Offering

May 11, 2009

Michael P. Daly
President & Chief Executive Officer

Kevin P. Riley
EVP & Chief Financial Officer

Shepard D. Rainie
EVP & Chief Risk Officer

Offering Terms

Issuer:   Berkshire Hills Bancorp, Inc. (NASDAQ: BHLB)
Type of Security:   Follow-on Public Common Stock Offering
Transaction Size:   Approximately $30 million
Over-Allotment Option:   15%
Expected Pricing Date:   May 11, 2009
Use of Proceeds:    General corporate purposes, which may include,
   among other things, support for organic and
   opportunistic acquisition-based growth
Lead Book-Running Manager:   Sandler O'Neill + Partners, L.P.
Co-Manager:   Keefe, Bruyette & Woods

Capital Raising Rationale

Increase Berkshire Hill's ability to be opportunistic in a unique market environment
Position the company to increase its tangible common equity / tangible assets ratio. TARP repayment anticipated from existing cash balances.
Position the company for opportunities to increase market share across all business lines over the next 12-24 months
Support overall organic growth across integrated business lines in existing regions
The company assesses and analyzes the relative merits of
acquisitions as part of its general strategy
As these opportunities present themselves in the coming
periods, this capital will keep the company well-positioned to act where economically viable and in the best interest of
BHLB shareholders

Our Growing Regional Franchise $2.7 billion in assets as of March 31, 2009 48 financial centers Three-state franchise Massachusetts, New York and Vermont Largest locally headquartered regional financial services company in primary market $640 million in managed assets - wealth management and investments Insurance agency with 100 professionals Strong growth from organic, de novo and acquisition strategies Distinctive culture as America's Most Exciting Bank SM

Experienced Leadership Team

Michael P. Daly
President and CEO

Kevin Riley
EVP, CFO

Sean Gray
SVP, Retail Banking

Background
Bank of America
Consumer Market
Executive

Background
TD Banknorth
Co-Regional
Executive

Background
Bank of America
Managing
Director

Background
KeyBank
EVP
CFO

Lawrence A. Bossidy
Chairman

David Farrell
EVP, Integrated Services

Background
TJX Companies
CVS / Caremark
Division
President

Michael Oleksak
EVP, Commercial Banking

Shepard Rainie
EVP, Risk Management

Investment Opportunity

Experienced and proven management team
Diverse revenue sources
Performance driven
Differentiated brand and culture
Leader in core markets
Opportunity for growth in existing and new markets
Disciplined risk management culture

Positioned to Increase Market Share

Note: The Company has a pending agreement to acquire CNB Financial Corp. in Worcester, Massachusetts, parent of Commonwealth National Bank.
Commonwealth has six branches and had $197 million in deposits as of June 30, 2008. It was ranked 19th in Worcester County, with a 2.2% market share.
Data as of June 30, 2008; Branch count is current
Source: SNL Financial; FDIC

Market

Deposits

Share

Region

($mm)

(%)

Branches

Rank

Berkshire County

881

30.7

12

1

Pioneer Valley (Springfield)

513

4.4

10

11

Southern Vermont

277

6.3

7

5

New York Capital Region (Albany)

153

0.7

10

19

Record Revenues and Earnings per Share in 2008

Revenue growth from acquisitions and organic growth
Improved net interest margin and efficiency ratio in 2008

Revenue Per Share

Earnings per Share

$8.28

$9.45

$9.95

$2.00

$4.00

$6.00

$8.00

$10.00

2006

2007

2008

$1.29

$1.44

$2.06

$0.50

$0.75

$1.00

$1.25

$1.50

$1.75

$2.00

2006

2007

2008

Solid 2008 Results
Performance Measure BHLB Industry
Change in core EPS (year-over-year) 8.4% (12.9%)
Return on average assets 0.87% 0.50%
Return on average equity 6.5% 4.2%
Return on average tangible equity 16.2% 5.7%
Net interest margin 3.44% 3.44%
Fee income / operating revenue 28.3% 10.2%
Efficiency ratio 61.4% 66.0%
Net loan charge-offs / loans 0.19% 0.37%
Non-performing assets / assets 0.48% 1.37%

Meeting or beating industry performance on all measures

Note: Industry data is based on median SNL data for exchange traded banks and thrifts for institutions with FYE 2008 data in the SNL database as of 2/3/09.

Overview of 1st Quarter 2009 Results Earnings per share of $0.27 Net interest margin of 3.11% Record levels of deposits, growing 6% in Q1 as customers sought safety in Berkshire's 100% insured deposit accounts Fee income of $8.4 million or 32% of total revenues Nonperforming assets decreased to 0.47% of total assets from 0.48% at December 31, 2008 Tangible common equity to tangible assets of 7.8%

Recent Announcements

Agreement to acquire CNB Financial, parent of $300
million Commonwealth National Bank with six
branches in the Worcester, Mass. market
Recruitment of New York commercial lending team
Appointment of David Farrell as EVP, Integrated
Services - Insurance and Wealth Management
Application filed with regulators for repayment of
TARP preferred stock

Strong Capital Ratios

Assumes a gross offering price of $24.11 based on Berkshire Hills' closing stock price on May 8, 2009, adjusted 7% for fees and expenses to a net price of $22.42

As of March 31, 2009

Tangible Common Equity / Tangible Assets

7.75%

Proforma With Stock Offering

(1)

8.75%

Tangible Common Book Value Per Share

$16.03

Proforma With Stock Offering

$16.62

Total Equity / Total Assets

15.15%

Proforma With Stock Offering

16.01%

Common Book Value Per Share

$30.54

Proforma With Stock Offering

$29.80

Berkshire Bank Risk-Based Capital Ratio

12.2%

Solid Loan Performance

Note: Delinquent loans include all accruing loans delinquent 30 days or more. Charge-offs are based on quarterly net charge-offs, annualized.

0.00%

0.50%

1.00%

1.50%

2.00%

Q107

Q207

Q307

Q407

Q108

Q208

Q308

Q408

Q109

Non-performing Assets / Assets

Delinquent Loans / Loans

Net Charge Offs / Loans

Low Net Charge-Offs Annualized Net Charge First Quarter 2009 Quarter End Offs / Avg. Loans (Dollar Values in Thousands) Loan Balance (%) Residential $651,507 0.07% Home Equity 217,313 0.08% Auto & Other Consumer 123,430 1.84% Commercial Business 179,765 0.35% Commercial Real Estate- Other 665,001 0.38% Commercial Construction 132,362 2.45% Total $1,969,378 0.51%

Loan Mix Managed for Quality Growth 8% organic growth in 2008 Indirect lending running off at 49% annual rate Strong credit disciplines - no high LTV or sub-prime or Alt A loan programs All lending is to relationships in Berkshire's New England and New York lending areas Note: 2008 organic growth excludes indirect auto loans which are in run-off. $1,969 $2,007 $1,944 $1,699 $0 $400 $800 $1,200 $1,600 $2,000 $2,400 2006 2007 2008 1Q09 (Millions) Commercial Mtg C&I Residential Consumer

Diversified Commercial Loan Industry Exposure No loans to out of area relationships TOTAL COMMERCIAL LOANS = $977 MILLION As of March 31, 2009 Misc. Commercial 9% Other Services 11% Human Services 8% Apartments 8% Other CRE 8% Retailers 10% RE Development 9% Lodging 14% CRE Rental 23%

Modest and Diversified Commercial Construction Portfolio TOTAL $132 MILLION = 7% OF TOTAL LOANS As of March 31, 2009 RESIDENTIAL C&D: $82 MILLION OTHER C&D: $50 MILLION Single Home Const. 5% Subdiv. Single Fam 16% Subdiv. Condo 25% Retail 10% Land Improved 3% Land Unimproved 8% Office 10% Other 6% Hotel 12% Multifamily 5%

Overview of Acquisition of CNB Financial

Purchase Price:   $8.91 per share; $20.3 million in aggregate(1)
Exchange Ratio:   Fixed at 0.3696 Berkshire Hills shares per CNB share(2)
Consideration:   100% stock
Due Diligence:   Completed comprehensive due diligence, including
   detailed review of loan and securities portfolio
Expected Closing:   Early Third Quarter of 2009
Transaction Structure:   Tax-free exchange
Conditions to Closing:   Approval of CNB's shareholders and customary
regulatory approval
Transaction Multiple:   Offer Price / Tangible Book Value: 104%(3)
Expected Accretion / Dilution:   Accretive to earnings per share in 2010 by $0.10(4)
   Dilutive to tangible book value per share $0.24 in 2009
    closing adjustments and the net impact of transaction
   expenses on net income(5)

Based on a Berkshire Hills stock price of $24.11 as of May 8, 2009
CFNA has 2,283,208 common shares outstanding as of April 2, 2009; BHLB will issue to CFNA shareholders approximately 843,874 shares of BHLB common stock
Based on CFNA's tangible book value per share of $8.56 at December 31, 2008
2010 EPS accretion includes the effect of approximately 25% in pro forma non-interest expense cost savings
Pro forma tangible book value includes the effect of an approximate $14 million pre-tax credit mark on CFNA's loan portfolio

Transaction Highlights and Rationale

Through the acquisition of CNB Financial, Berkshire Hills will gain a meaningful presence in the Worcester market
Second largest city in New England(1)
Contiguous to Berkshire Hills' existing markets of operation, making this a logical market expansion and facilitating ease of management and oversight
The only Massachusetts-based regional bank that will be operating in the
Worcester market
Presents opportunity for significant upside
CNB's commercial lending capabilities, combined with the size and strength of
Berkshire Hills' balance sheet create ability to generate attractive incremental loan growth
Ability to significantly enhance current retail platform as well as sell from
Berkshire Hills' existing product base, such as wealth management and insurance
Relative size of the transaction enables Berkshire Hills to fully grasp any associated risks and manage them effectively

(1) By population; Based on U.S. Census Bureau Data

Overview of CNB Financial Corp.

Map excludes the Berkshire Hills branch at 212 Main Street in Oriskany Falls, New York. Map includes offices of Berkshire Insurance Group
Date of CNB Financial's bank subsidiary's founding

CNB 2008 Financial Highlights:
Total Assets:   $295 million
Gross Loans:   $242 million
Total Deposits:   $197 million
Branches:    6
Date Founded:   2001(2)

Berkshire Hills' Expanded Branch Network(1)

Berkshire Hills Joins the Worcester Market

Boston

Worcester

Springfield

Albany

CNB Financial's Loan Portfolio

Low historic charge-off rate
NPAs / Assets of 1.45% at December 31, 2008
Net charge-offs of 0.58% of average loans in 2008

(Dollar Values in Millions)

December 31, 2008

Percent of Total

Commercial and Industrial

$53

22%

Construction Loans

$30

12%

Other Commercial Real Estate

$122

51%

Residential Real Estate

$24

10%

Consumer

$13

5%

Total Loans

$242

100%

Loan Loss Allowance

($3)

Net Loans

$239

Key Financial Estimates

In the course of its due diligence, Berkshire Hills along with third-party advisors performed a comprehensive review of
CNB's loan portfolio in order to understand and effectively
account for any potential losses associated with the portfolio
Expected credit mark amounts to approximately $14 million, of which
$3 million is accounted for in CNB's loan loss reserve
Based on an in-depth analysis of the resources needed to
effectively manage and successfully operate CNB's franchise
on a combined basis, Berkshire Hills' expects to realize cost savings of approximately 25% of CNB's operating expenses
(approximately $2.3 million based on 2008 financials)
Expected transaction costs of $4.5 million

Attractive Stock Metrics Compared to Peers
Pricing data as of May 8, 2009
Source: SNL Financial
Price /
Loans
LTM
Price
TBV
EPS
Company
City, State
Ticker
($)
(%)
(x)
Independent Bank Corp.
Rockland, MA
INDB
21.74
235
15.5
Washington Trust Bancorp, Inc.
Westerly, RI
WASH
18.49
173
13.9
First Niagara Financial Group, Inc.
Lockport, NY
FNFG
13.21
253
17.2
NBT Bancorp Inc.
Norwich, NY
NBTB
25.11
269
14.3
Community Bank System, Inc.
De Witt, NY
CBU
18.00
267
12.5
Tompkins Financial Corporation
Ithaca, NY
INDB
49.48
267
16.1
MEDIAN
267
15.2
Berkshire Hills Bancorp, Inc.
Pittsfield, MA
BHLB
24.11
150
13.6

Why Invest in Berkshire Hills?

Strong and experienced management team
Strong credit culture and risk management profile
Strategy to be a regional consolidator, growing and
diversifying our financial services offerings and gaining a
leading share in attractive northeastern markets
Above average long term growth in loans, deposits and fee
income
Focus on earnings and performance
Distinctive culture and core values
Stock valuation metrics are attractive for shareholder returns